UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 9, 2024
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd, Ste 300
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.
Benson Hill, Inc. (“Benson Hill” or the “Company”) provides the following information as an update regarding its ongoing consideration of strategic alternatives, which it intends to use in connection with meetings with investors and other interested parties.
Background
As previously disclosed, on June 25, 2024, the Company received a preliminary, non-binding indication of interest from Argonautic Ventures Master SPC (“Argonautic”), on behalf of itself and other co-investors (collectively, the “Investor Group”), to acquire all of the outstanding shares of common stock of the Company (the “Common Stock”) not owned by the Investor Group or their affiliates for $0.2236 per share in cash (or $7.826, after giving effect to the one-for-thirty five (1-for-35) reverse stock split subsequently effected by the Company on July 18, 2024 (the “Reverse Stock Split”)).
Benson Hill’s Board of Directors (the “Board”) has formed a special committee of independent directors (the “Transaction Committee”) to review certain strategic alternatives. As further discussed below, the Transaction Committee is continuing to evaluate the transactions proposed by the Investor Group within the context of the Company’s ongoing review of strategic alternatives, with the assistance of the Transaction Committee’s financial advisor, Piper Sandler & Co., and its legal advisor, Foley Hoag LLP.
Non-Binding Letter of Intent
Following continued discussions with Argonautic, on August 8, 2024, the Transaction Committee, on behalf of the Company, executed a non-exclusive, non-binding letter of intent with Argonautic (the “Non-Binding Letter of Intent”), which summarizes the principal terms of a possible acquisition of Benson Hill (the “Proposed Transaction”) by a to-be-established acquisition vehicle (the “Buyer”). The Proposed Transaction would include the opportunity for certain Benson Hill stockholders (the Investor Group and such other stockholders, the “Rollover Stockholders”), to exchange their Benson Hill Common Stock for newly issued equity in Buyer.
Subject to diligence and based upon certain assumptions, the Investor Group increased the price to $8.60 per share in cash (which price gives effect to the Reverse Stock Split) (the “Offer Price”). The Offer Price represents a premium of approximately 34% compared to the $6.42 closing price of the Common Stock on August 7, 2024, the day before the Non-Binding Letter of Intent was executed by the parties.
The Company expects the Investor Group to pursue additional financing sources and identify additional prospective Rollover Stockholders while it conducts due diligence.
The Proposed Transaction remains subject to numerous material conditions, including Buyer’s satisfactory completion of due diligence; Buyer’s securing an amount and type of financing satisfactory to the Company; recommendation of the Proposed Transaction by the Transaction Committee to the Board of the Company; and a non-waivable condition requiring that the number of shares of Common Stock validly tendered pursuant to the tender offer represent a majority of the outstanding shares of Common Stock not beneficially owned by the Rollover Stockholders.
Concurrently with the negotiation of definitive documentation, the Transaction Committee will continue to evaluate strategic alternatives through discussions with interested parties.
No Assurance
Except for certain provisions regarding termination of the Non-Binding Letter of Intent, reimbursement by the Company for certain out-of-pocket fees and expenses incurred in connection with the Proposed Transaction, and customary confidentiality and other provisions, the Non-Binding Letter of Intent is not binding on the Company. There can be no assurance that the Non-Binding Letter of Intent will lead to a binding offer or definitive documentation, that the Transaction Committee or the Company will continue to pursue the Proposed Transaction or any other potential transaction, or that any transaction, whether or not relating to the Proposed Transaction, will eventually be consummated.
Any definitive transaction documents that may be executed with respect to the Proposed Transaction could reflect important differences from the above description of the Proposed Transaction, including without limitation as to pricing, financing, and transaction structure. Even if definitive transaction documents are executed with respect to the Proposed Transaction or any other transaction, a potential transaction may not be completed if pre-closing matters such as regulatory approvals, due diligence or other conditions are not completed satisfactorily or within specified time frames.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K (the “Form 8-K”) may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements include statements relating to management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements in this Form 8-K include, among other things, statements regarding the Proposed Transaction, including without limitation regarding anticipated pricing, transaction structure, timing, financing, the negotiation of definitive transaction documents, and conditions to closing; and the Company’s ongoing review of its business and strategic alternatives, including consideration of potential alternative transactions. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the potential development of more favorable alternatives available to the Company; issues that may arise through the diligence process; potential contractual, legal or other obstacles to the consummation of the Proposed Transaction or any other transaction; risks that the Investor Group may be unable to raise the necessary financing to fund the Proposed Transaction in a timely manner; the potential inability of parties to reach agreement on definitive terms within a reasonable period; potential changes to pricing, transaction structure, or other material aspects of the Proposed Transaction; the risk that the Transaction Committee will not recommend the Proposed Transaction, or any other transaction with members of the Investor Group; potential loss of interest by the Investor Group; ongoing risks relating to the Company’s liquidity; changes in the price of the Common Stock; any material adverse or favorable development with respect to the Company’s business; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which are available on the SEC’s website at www.sec.gov. The Company can make no assurances that it will be able to timely consummate any strategic transaction, raise additional financing, improve its liquidity position, or continue as a going concern. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Susan Keefe
Susan Keefe
Chief Financial Officer
Date: September 9, 2024